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                                                                      EXHIBIT 10

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment") is made this 26th day of February, 1999, at Cleveland, Ohio, by and among THE HUNTINGTON NATIONAL BANK ("Bank"), whose principal office is located at 917 Euclid Avenue, Cleveland, Ohio 44115, HICKOK INCORPORATED, whose address is 10514 Dupont Avenue, Cleveland, Ohio 44108 ("Borrower"), and SUPREME ELECTRONICS CORP., whose address is 10514 Dupont Avenue, Cleveland, Ohio 44108 ("Guarantor").

                                    RECITALS
                                    --------

         A. The Borrower and Bank entered into a Restated Loan Agreement dated as of February 28, 1997 (the "Loan Agreement") and a First Amendment to Loan Agreement dated as of February 18, 1998 (the "First Amendment"), pursuant to which Bank agreed to make available to the Borrower a loan of up to $5,000,000.00. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         B. The Borrower has requested certain amendments to the Loan Agreement.

         C. As a material inducement to Bank to make the amendments to the loan herein contemplated, Guarantor for good and valuable consideration is willing to deliver to Bank an acknowledgment of the Continuing Guaranty Unlimited.

         D. Bank is willing to make the amendments and modifications to the loan herein described, upon the terms, covenants and conditions herein set forth, and in reliance upon the representations and warranties of Borrower herein contained.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the terms, covenants and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1 AMENDMENTS. The third sentence of Section 2.1 is hereby further modified and amended to extend the maturity date of the Loan and the Revolving Note to February 29, 2000.

2 BORROWER'S REPRESENTATIONS. WARRANTIES AND EVENTS OF DEFAULT.

         2.1 REPRESENTATIONS AND WARRANTIES

            2.1.1. Except as amended hereby, the terms, provisions, conditions and agreements of the Loan Agreement and the First Amendment to Loan Agreement are hereby ratified and confirmed and shall remain in full force and effect. Borrower expressly acknowledges that this Second Amendment shall not constitute a novation or waiver. Each and every representation and warranty of the Borrower set forth in the Loan Agreement and the First Amendment to Loan Agreement is hereby confirmed and ratified in all material respects and such representations and warranties shall be deemed to have been made and undertaken as of the date of this Second Amendment as well as at the time they were made and undertaken.


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         2.1.2. The Borrower further represents and warrants that:

            2.1.2.1. No Event of Default now exists or will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

            2.1.2.2. All necessary corporate or shareholder actions on the part of the Borrower to authorize the execution, delivery and performance of this Second Amendment, the Second Modification and Amendment to the Revolving Credit Note and all other documents or instruments required pursuant hereto or thereto have been taken; this Second Amendment, the Second Modification and Amendment to the Revolving Credit Note and each such other document or instrument have been duly and validly executed and delivered and are legally binding and binding upon the parties thereto and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principals.

            2.1.2.3. The execution, delivery and performance of this Second Amendment, the Second Modification and Amendment to the Revolving Credit Note and all other documents or instruments required pursuant hereto or thereto, and all actions and transactions contemplated hereby and thereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (1) any provision of the Articles of Incorporation, Code of Regulations or Bylaws of the Borrower, (2) any arbitration award or any order of any court or of any other governmental agency or authority, (3) any license, permit or authorization granted to the Borrower or under which the Borrower operates, or (4) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of the Borrower.

            2.1 .2.4. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority or any other person or entity is required to be obtained by the Borrower in connection with the execution, delivery or performance of this Second Amendment, the Second Modification and Amendment to the Revolving Credit Note or any document or instrument required in connection herewith or therewith which has not already been obtained or completed.

3 AFFIRMATION AND AGREEMENT OF THE BORROWERS AND THE GUARANTOR. The Borrower and the Guarantor have executed this Second Amendment to consent to the amendments to the Loan Agreement made pursuant hereto.

4 FEES AND EXPENSES. As required under the Loan Agreement, the Borrower shall pay a facility fee of $5,000.00 upon execution hereof, and shall reimburse the Bank upon demand for all out-of-pocket costs, charges and expenses of the Bank (including reasonable fees and disbursements of legal counsel to Bank in connection with the preparation, negotiation, execution and delivery of this Second Amendment and the other agreements or documents relating hereto or required hereby).


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5 REFERENCE TO LOAN AGREEMENT. Except as amended by the First Amendment to Loan
Agreement and hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the Second Amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Note or other Loan Document, or other agreement, document or instrument executed and delivered pursuant to the Loan Agreement, shall be deemed a reference to the Loan Agreement as previously amended and amended hereby.

6 COUN TERPARTS. This Second Amendment may be executed in as many counterparts as may be convenient, each of which when so executed shall be deemed to be an original for all purposes, and shall become binding when the Borrower, the Guarantor, and Bank have executed at least one counterpart.

7 FURTHER ACTS. The parties agree to perform any further acts and to execute and deliver any additional documents which may be reasonably necessary to carry out the intent and provisions of this Second Amendment.

8 BINDING EFFECT. This Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Guarantor, Bank, and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties have signed this Second Amendment to Loan Agreement, intending to be legally bound thereby as of the Effective Date.

                                           BORROWER
                                           HICKOK INCORPORATED

/s/ Eugene Nowakowski                      By: Robert L. Bauman
--------------------------                     ----------------------
                                               Robert L. Bauman, President

/s/ Carmelita Gerome
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Signed in the presence of:                 THE HUNTINGTON NATIONAL BANK
(as to all signatures)

                                           By: /s/ Herbert J. Werner
                                               -----------------------
/s/ Carmelita Gerome                           Herbert A. Werner
--------------------------                     Vice President
/s/ Darlene Gray
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